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                                                                   EXHIBIT 10-10



                              MCN ENERGY GROUP INC.
                               LONG-TERM INCENTIVE
                             PERFORMANCE SHARE PLAN



                    (AS AMENDED AND RESTATED OCTOBER 1, 1997)

















February 22, 1999



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                              MCN ENERGY GROUP INC.

                               LONG-TERM INCENTIVE
                             PERFORMANCE SHARE PLAN

                                Table of Contents
                                                                            Page
                                                                            ----

Article 1 - Title, Purpose and Effective Date............................... 1

     1.1      Title ........................................................ 1

     1.2      Purpose ...................................................... 1

     1.3      Effective Date................................................ 1

Article 2 - Definitions..................................................... 1

     2.1      Affiliated Company............................................ 1

     2.2      Award......................................................... 1

     2.3      Board of Directors............................................ 1

     2.4      Cause ........................................................ 2

     2.5      Code ......................................................... 2

     2.6      Committee..................................................... 2

     2.7      Common Stock.................................................. 2

     2.8      Corporation .................................................. 2

     2.9      Deferred Account.............................................. 2

     2.10     Disability ................................................... 2

     2.11     Key Employee.................................................. 2

     2.12     Nonemployee Director.......................................... 2

     2.13     Participant .................................................. 2

     2.14     Participating Corporation..................................... 2

     2.15     Peer Group.................................................... 2


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                                                                            Page
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     2.16     Plan Interest Rate............................................ 2

     2.17     Performance Share............................................. 2

     2.18     TSR or Total Shareholder Return............................... 2

Article 3 - Administration.................................................. 3

     3.1      Committee and Board to Administer............................. 3

     3.2      Authority of the Committee and Board.......................... 3

     3.3      Decisions Binding............................................. 3

Article 4 - Awards.......................................................... 3

     4.1      Eligibility for Awards........................................ 3

Article 5 - Performance Cycle and Performance Comparison.................... 4

     5.1      Performance Cycle............................................. 4

     5.2      Performance Comparison........................................ 4

Article 6 - Grant of Awards................................................. 4

     6.1      Grant of Performance Shares................................... 4

     6.2      Initial Individual Award...................................... 4

     6.3      Initial Grant................................................. 4

     6.4      Adjustment to Initial Grant................................... 5

Article 7 - Dividend Equivalents............................................ 6

     7.1      Dividend Equivalents.......................................... 6

Article 8 - Vesting of Performance Shares................................... 6

     8.1      Vesting Date of Performance Shares - General.................. 6

     8.2      Death, Disability & Retirement - Prior to Vesting Date........ 6


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     8.3      Common Stock Holding Requirement.............................. 6

Article 9 - Valuation and Payment of Final Awards........................... 7

     9.1      Amount of Final Award - General............................... 7

     9.2      Amount of Final Award - Death................................. 7

     9.3      Payment of Final Award - General.............................. 7

     9.4      Payment of Final Award - Death................................ 7

Article 10 - Deferral of Payments........................................... 7

     10.1     Election to Defer............................................. 7

     10.2     Deferral Election Agreement................................... 8

     10.3     Establishment of Deferred Account............................. 8

     10.4     Dividend Equivalents.......................................... 8

     10.5     Timing of Retirement Distributions............................ 8

     10.6     Form of Distributions......................................... 9

     10.7     Termination Benefit........................................... 9

     10.8     Change in Payment Option...................................... 9

     10.9     Hardship Withdrawal Benefits.................................. 9

     10.10    Interaction with the MCN Energy Group Mandatory Deferred
              Compensation Plan............................................. 9

Article 11 - Funding of Benefits............................................ 9

     11.1     Unfunded Plan................................................. 9

     11.2     Non-ERISA Plan................................................ 10

Article 12 - Tax Withholdings............................................... 10

     12.1     Tax Withholding............................................... 10


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Article 13 - Selection of and Payments to a Beneficiary..................... 11

     13.1     Beneficiary Designation....................................... 11

     13.2     Change in Beneficiary Designation............................. 11

     13.3     Pre-Retirement Survivor Benefit  ............................. 11

     13.4     Post-Retirement Survivor Benefit.............................. 11

Article 14 - Amendment and Termination...................................... 11

     14.1     Amendment, Modification, and Termination...................... 11

     14.2     Awards Previously Granted..................................... 12

     14.3     Right to Suspend.............................................. 12

     14.4     Right to Accelerate........................................... 12

Article 15 - Miscellaneous.................................................. 12

     15.1     No Right of Continued Employment.............................. 12

     15.2     Delivery of Shares............................................ 12

     15.3     Transfer and Leave of Absence................................. 12

     15.4     Michigan Law to Govern........................................ 12

     15.5     Forfeitures................................................... 12

     15.6     Gender, Number and Heading ................................... 13

Article 16 - Change in Control.............................................. 13

     16.1     Change in Control............................................. 13

     16.2     Transfer to Rabbi Trust....................................... 14

     16.3     Joint and Several Liability................................... 14

Attachments

Historical Background


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                              MCN ENERGY GROUP INC.
                               LONG-TERM INCENTIVE
                             PERFORMANCE SHARE PLAN

                    (AS AMENDED AND RESTATED OCTOBER 1, 1997)


                                    ARTICLE 1
                        TITLE, PURPOSE AND EFFECTIVE DATE

         1.1 TITLE. The title of the Plan, formerly the "MCN Energy Group Long-Term Incentive Performance Unit Plan," shall be the "MCN Energy Group Long-Term Incentive Performance Share Plan" and is referred to in this document as the "Plan." This Plan is governed by the broader provisions set forth in the MCN Corporation Stock Incentive Plan approved by shareholders on May 10, 1989. Any conflicting provisions between such plan and this Plan shall be governed by the MCN Corporation Stock Incentive Plan.

         1.2 PURPOSE. The purpose of the Plan is to promote the success of MCN Energy Group Inc. (the "Corporation" or "MCN") by providing financial incentives to Key Employees of the Corporation and its affiliated companies, thereby promoting the long-term growth and financial success of the Corporation by (i) attracting and retaining outstanding ability, (ii) strengthening the Corporation's capability to develop, maintain, and direct a competent management team, (iii) providing an effective means for Key Employees to acquire and maintain ownership of MCN stock, (iv) motivating Key Employees to achieve long-range performance goals and objectives, and (v) providing incentive compensation opportunities competitive with those of other major corporations.

         1.3  EFFECTIVE DATE.  The Plan is effective October 1, 1997.


                                    ARTICLE 2
                                   DEFINITIONS

         The following terms have the meaning described below when used in the
Plan:

         2.1 "AFFILIATED COMPANY" means any corporation while such corporation is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Corporation or any other employing entity while such entity is under common control (within the meaning of Section 414(c) of the Code) of the Corporation.

         2.2  "AWARD" shall mean a grant of Performance Shares under this Plan.

         2.3 "BOARD OF DIRECTORS" or "BOARD" shall mean the Board of Directors of the Corporation.



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         2.4  "CAUSE" shall mean repeated material breaches of a Key Employee's duties of employment which are not cured after receipt by the Key Employee of written notice specifying such breaches or the Key Employee's conviction of a felony involving moral turpitude.

         2.5  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         2.6 "COMMITTEE" shall mean not less than three Nonemployee Directors of the Board, who, at the time of service on the Compensation Committee hereunder, are, and at all times during the twelve month period prior to his or her becoming a member shall have been, not eligible to receive an Award granted by such Committee under the Plan.

         2.7 "COMMON STOCK" shall mean common stock, par value $.01 of the Corporation.

         2.8 "CORPORATION" shall mean MCN Energy Group Inc. or any successor to it in ownership of all or substantially all of its assets.

         2.9 "DEFERRED ACCOUNT" shall mean an account established for a Participant under Section 10.3.

         2.10 "DISABILITY" shall have the meaning set forth in Section 22(e)(3) of the Code.

         2.11 "KEY EMPLOYEE" shall mean an employee of the Corporation who occupies a responsible executive, professional, or administrative position and who has the capacity to contribute to the success of the Corporation, as determined by the Committee or Board.

         2.12 "NONEMPLOYEE DIRECTOR" shall have the meaning ascribed to such term in Rule 16b-3 of the Securities Exchange Act of 1934.

         2.13 "PARTICIPANT" shall mean a Key Employee who has been granted an Award.

         2.14 "PARTICIPATING CORPORATION" shall mean the Corporation, Affiliated Company, or other affiliated entity (whether or not incorporated) designated by the Board of Directors.

         2.15 "PEER GROUP" shall mean a peer group of 16 comparison companies as reflected in Attachment I. The list may be revised as and when the Board deems appropriate.

         2.16 "PLAN INTEREST RATE" shall mean the average interest rate of 10-year U.S. Treasury Notes for the November of the prior calendar year, or such other rate as set by the Committee or Board.

         2.17 "PERFORMANCE SHARE" shall mean an award granted under Section 6.1.

         2.18 "TSR" OR "TOTAL SHAREHOLDER RETURN" shall mean the percentage increase in value at the end of a three year period of $100 invested in Common Stock at the beginning of the


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period with all dividends being reinvested at the price of Common Stock at the end of the month in which the dividend is paid. To determine the value at the beginning and end of any period, a calculation is made of the average Common Stock price for the trading days from December 17 through January 15.


                                    ARTICLE 3
                                 ADMINISTRATION

         3.1 COMMITTEE AND BOARD TO ADMINISTER. The Committee and Board shall administer the Plan. A majority of the members of the Committee or Board shall constitute a quorum for the conduct of business at any meeting. They shall act by majority vote of the members present at a duly convened meeting, which may include a meeting by conference telephone call held in accordance with applicable law. Action may be taken without a meeting if written consent thereto is given in accordance with applicable law. The Committee or Board may delegate its authority to administer the Plan.

         3.2 AUTHORITY OF THE COMMITTEE AND BOARD. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Corporation, and subject to the provisions herein, the Committee or Board shall have full power to select employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to employees; establish, amend, or waive rules and regulations for the Plan's administration as they apply to employees; and (subject to the provisions of Article 14 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee or Board as provided in the Plan. Further, they shall make all other determinations, which may be necessary or advisable for the administration of the Plan, as the Plan applies to employees. The Committee or Board may delegate its authority as identified herein.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Committee or Board pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive, and binding on all persons, including the Corporation, its stockholders, Directors, employees, Participants and their estates and beneficiaries.


                                    ARTICLE 4
                                     AWARDS

         4.1 ELIGIBILITY FOR AWARDS. An Award may be made to a Key Employee selected by the Committee or Board. In making this selection, and in determining the amount of the Award, consideration may be given to the functions and responsibilities of the Key Employee, his present and potential contributions to the success of the Corporation, the value of his services to the Corporation, and such other factors deemed relevant.


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                                    ARTICLE 5
                  PERFORMANCE CYCLE AND PERFORMANCE COMPARISON

         5.1 PERFORMANCE CYCLE. The performance cycle is six years. Each performance cycle is divided into two parts of three years each. Performance cycles overlap.

         5.2 PERFORMANCE COMPARISON. The performance results for the Peer Group and MCN shall be arranged on the basis of TSR from highest to lowest. The Peer Group shall be divided into equal fourths or quartiles, with I being the highest quartile and IV the lowest.


                                    ARTICLE 6
                                 GRANT OF AWARDS

         6.1 GRANT OF PERFORMANCE SHARES. Subject to the limitations of the MCN Energy Group Inc. Stock Incentive Plan, the Committee or Board shall, after such consultation with and consideration of the recommendations of management as the Committee or Board considers desirable, select those Key Employees to whom Performance Shares will be granted. The value of Performance Shares shall be based in whole or in part, on the value of Common Stock. Subject to the provisions of the Plan, Performance Shares shall be subject to such terms, restrictions, conditions, vesting requirements, and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") as the Committee or Board may determine in its sole discretion. All such rules applicable to a particular award of Performance Shares shall be reflected in writing and furnished to the Key Employee at the time of grant. The rules need not be identical for each award of Performance Shares.

         6.2 INITIAL INDIVIDUAL AWARD. Initial individual Awards will be established for each Key Employee during the first quarter of the fourth year of the performance cycle, in accordance with Table I of Attachment II. The major factors considered in determining the level of an individual award include: (a) prior contribution and accomplishments; (b) projected contribution and impact on driving business performance and shareholder value over the next three years;
(c) career potential; and (d) retention.

         6.3 INITIAL GRANT. Subject to the Committee's or the Board's discretion, the initial grant shall be made in the first quarter of the fourth year of the performance cycle, based on TSR in the first three years of the performance cycle as compared to TSR of the Peer Group. Initial grants are determined by adjusting the initial individual Award either upward or downward based on MCN's TSR performance compared to the Peer Group, as reflected in Table II on Attachment II. Other performance criteria may be used at the sole discretion of the Board or Committee.

         6.4 ADJUSTMENT TO INITIAL GRANT. An adjustment of initial grants may be made at the sole discretion of (i) the Board or Committee for a Participant in Tiers I and II; and (ii) the Chairman of


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MCN for any other Participant. In general, however, an initial grant shall be adjusted as described below for the circumstances listed in 6.4(a) through (e).

                   (a) NORMAL RETIREMENT OR DISABILITY. In the event of the retirement of a Participant at age 62 or older, or retirement due to Disability, the initial grant will be unchanged unless prorated at the discretion of the Board or the Chairman of the Board, as appropriate, according to the number of whole months in the last half of the performance cycle that the Participant was an active employee. Any proration of initial grants shall be effective as of the date of retirement. Final awards, if any, will be given at the end of the performance cycle and adjusted pursuant to Section 9.1.

                   (b) EARLY RETIREMENT. In the event of the retirement of a Participant prior to age 62, the initial grant shall be prorated according to the number of whole months in the last half of the performance cycle that the Participant was an active employee. Any proration of initial grants shall be effective as of the date of early retirement. Final awards, if any, will be given at the end of the performance cycle and adjusted pursuant to Section 9.1.

                   (c) DEATH. In the event of the death of the Participant, the initial grant for each performance cycle shall be prorated according to the number of whole months in the last half of the performance cycle that the Participant was an active employee. The proration of initial grants shall be effective as of the date of death and such Award shall vest in accordance with
Section 8.2. The final Award for each performance cycle shall be valued and paid in accordance with Sections 9.2 and 9.4.

                   (d) OTHER TERMINATIONS. In the event of termination for any reason not described in Sections 6.4(a), (b) or (c), a Participant's initial grants may be adjusted by all, none, or any portion of the initial grants that have been given to the Participant, in accordance with subsection (e) of this section 6.4. The reduction in initial grants is effective as of the date of termination. Final awards, if any, will be given at the end of the performance cycle and adjusted pursuant to Section 9.1.

                   (e) FOR PURPOSES OF INITIAL GRANTS ISSUED IN 1994 AND 1995 ONLY. If a Participant voluntarily terminates employment with MCN or a Participating Corporation:

                        (i) In the first year of the second part of the performance cycle (year four), the Participant's initial grant may be reduced to zero;

                        (ii) In the second year of the second part of the performance cycle (year five), the Participant's initial grant may be reduced to an amount not less than 10 percent of the initial grant; and

                        (iii) In the third year of the second part of the performance cycle (year six) up through the payment of the final award (in year seven), the Participant's initial grant may be reduced to an amount not less than 20 percent of the initial grant.

                   Final awards, if any, will be given at the end of the performance cycle and adjusted pursuant to Section 9.1.




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                                    ARTICLE 7
                              DIVIDEND EQUIVALENTS

         7.1 DIVIDEND EQUIVALENTS. During the second part of the performance cycle (years four through six) Participants will receive dividend equivalent amounts based on the number of Performance Shares in the initial grant, as adjusted pursuant to Section 6.4. Dividend equivalents for dividends with a record date that is subsequent to a Participant's retirement or termination date, will be paid to the Participant based on the reduced number of Performance Shares, as determined under Section 6.4.


                                    ARTICLE 8
                          VESTING OF PERFORMANCE SHARES

         8.1 VESTING DATE OF PERFORMANCE SHARES - GENERAL. Subject to the Committee's or the Board's discretion and the rules of Sections 6.4 and 16.1, Performance Shares shall fully vest and be one hundred percent (100%) nonforfeitable on the date the Board approves the final Award (the "Vesting Date").

         8.2 DEATH - PRIOR TO VESTING DATE. Subject to the Committee's or the Board's discretion and the rules of Sections 6.4 and 16.1, upon termination of employment prior to the Vesting Date by reason of the Participant's death, all Performance Shares granted to such Participant shall become fully vested and nonforfeitable as of the date of death.

         8.3 COMMON STOCK HOLDING REQUIREMENT. Participants receiving Common Stock as a final award under the Plan are required to hold such Common Stock until they separate employment from the Company, to the extent the Participant does not meet the Common Stock Ownership Guidelines described in Attachment III.
         Participants must consult with MCN's Legal Department prior to executing any sale of Common Stock. Compliance with the Common Stock Ownership Guidelines will be determined at that time. A Participant's failure to comply with this section 8.3 shall result in disciplinary action up to and including termination of employment, at the discretion of the Board or Committee.

                                    ARTICLE 9
                      VALUATION AND PAYMENT OF FINAL AWARDS

         9.1 AMOUNT OF FINAL AWARD - GENERAL. Final Awards will be determined by adjusting the initial grant units either upward or downward based on the Corporation's performance in years four through six of the performance cycle as compared to the TSR of the Peer Group. Calculation of TSR performance for the final Award will follow that described in Section 5.2. Other performance criteria may be used at the sole discretion of the Board or Committee. The Board will authorize the size of the final Award based on Table III in Attachment II. The

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value of the final Award shall be determined using the simple average of the sales price of the shares of Common Stock, sold under the provisions of this Plan, over the five trading-day period beginning with the trading day after the day the MCN Board of Directors approves the final Award.

         9.2 AMOUNT OF FINAL AWARD - DEATH. Final Awards will be determined by adjusting the initial grant units either upward or downward based on the midpoint percentage of the Corporation's TSR quartile compared to the TSR of the Peer Group for the quarter immediately preceding the Participant's date of death. The value of the final Award shall be determined using the simple average of the reported high and low prices of Common Stock on the New York Stock Exchange composite tape on the date of death. If the date of death is not a trading day, the value of the final Award shall be determined using the simple average of the reported high and low prices of Common Stock on the New York Stock Exchange composite tape on the first trading day prior to the date of death.

         9.3 PAYMENT OF FINAL AWARD - GENERAL. Final Awards, in the form of Common Stock, will be made in the first quarter following the end of the six-year performance cycle.

         9.4 PAYMENT OF FINAL AWARD - DEATH. The final Award, in the form of Common Stock, shall be paid to the Beneficiary no later than 120 days after the Participant's date of death.


                                   ARTICLE 10
                              DEFERRAL OF PAYMENTS

         10.1 ELECTION TO DEFER. A Participant in Tiers I through V may elect, no later than October 31 of the calendar year preceding the calendar year in which an Award would otherwise be payable to the Participant, to defer his Award in an amount (i) not less than 50 percent, nor (ii) in excess of 100 percent of the Award less the Federal Insurance Contributions Act tax on such Award, in 10 percent increments. The Award shall be deferred until termination of employment with the Corporation (the "Deferral Period"). The Deferral Period may not extend past the date the Participant terminates employment with the Corporation for any reason.

         10.2 DEFERRAL ELECTION AGREEMENT. The Committee or Board shall provide to each Key Employee a form of Deferral Election Agreement (See Attachment IV), which shall set forth the Key Employee's acceptance of the terms provided hereunder, his agreement to be bound by the terms of the Plan, and such other matters as are set forth in this Plan or deemed advisable by the Committee or Board. The most recent Deferral Election Agreement shall be effective for all payments made to a Participant under the Plan with regards to the Deferral Period, payment of dividend equivalents and distribution elections.

         10.3 ESTABLISHMENT OF DEFERRED ACCOUNT. The Committee or Board shall establish a Deferred Account for each Participant in regards to the Awards the Participant has elected to defer, as set forth on his Deferral Election Agreement.


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                   (a)  DENOMINATION OF DEFERRALS - GENERAL. During the Deferral
Period, a Participant's Deferred Account shall be denominated in common stock equivalents equal to the number of shares of Common Stock the Participant would have otherwise received ("Share Equivalents"), had he not made an election to defer under Section 10.1 A Participant's Deferred Account shall earn dividend equivalents during the Deferral Period in accordance with Section 10.4.

                   (b) DENOMINATION OF DEFERRALS -AFTER COMPLETION OF DEFERRAL PERIOD OR AGE 65. On the earlier of the date (i) the Deferral Period ends or
(ii) the Participant turns age 65 ("Valuation Date"), the Participant's account shall be valued on a cash basis, using the average of the high and low Common Stock price on the New York Stock Exchange Composite Tape on the Valuation Date. Such cash valuation shall be used for purposes of determining the amount of interest to be credited to the Participant's account during the period annual distributions are made to the Participant ("Payout Period") and for purposes of determining the number of shares of Common Stock that will be distributed to a Participant during the Payout Period, in accordance with Section 10.6. Interest shall be credited annually on the Anniversary Date on the declining cash balance at the Plan Interest Rate. The Human Resources Department shall notify each Participant of his account balance within a reasonable time after the end of the Participant's Deferral Period.

         10.4 DIVIDEND EQUIVALENTS. Dividend equivalents equal to 50% of the dividends payable on MCN Common Stock shall be credited to a Participant's Account during the Deferral Period based on the Share Equivalents held in such Participant's Account. Dividend equivalents shall be reinvested in Share Equivalents based upon the average of the high and low Common Stock price on the dividend payment date. Alternatively, a Participant may elect on his Deferral Election Agreement to have all of such credited dividend equivalents paid directly to him in cash during the Plan Year. A Participant's election regarding dividend equivalents shall be effective for all Share Equivalents held in the Participant's Account on the January 1 immediately following execution of his Deferral Election Form and shall remain in effect until revoked by the Participant. Revocation of a dividend equivalent election shall be effective on the January 1 immediately following revocation.

         10.5 TIMING OF RETIREMENT DISTRIBUTIONS. Upon completion of a Participant's Deferral Period, the distribution of the Participant's Deferred Account shall be made in accordance with the Participant's selection on his Deferral Form; either (i) in annual payments over a period not less than one year and not more than 15 years, in one year increments, or (ii) as a lump sum distribution. If no Deferral Form is on file or no distribution option is indicated on the Deferral Form, the Participant's Deferred Account shall be distributed in one lump sum. All distributions shall be paid out at the end of the quarter in which the Participant's retirement date occurs. If a Participant has elected annual payments, the initial payment shall be made at the end of the quarter in which the Participant's Deferral Period ends. All subsequent annual payments shall be made at the end of the quarter in which the anniversary of the Participant's Deferral Period ("Anniversary Date") occurs. Interest shall accrue on the value of the Participant's account from the Valuation date to the end of the quarter in which the initial payment is distributed.


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


         10.6 FORM OF DISTRIBUTIONS. Notwithstanding the fact that a Participant's Deferred Account shall be valued on a cash basis as of the Valuation Date, the distribution to a Participant shall be paid in MCN common stock. The number of shares of Common Stock to be distributed shall equal the number of shares (rounded up to the next whole number of shares) such cash-valued Deferred Account, divided by the number of payments remaining in the Payout Period, could have purchased based on the average of the high and low Common Stock price on the New York Stock Exchange Composite Tape on the fifth trading-day prior to the end of the quarter in which Valuation Date (or Anniversary Date for all subsequent payments) occurs. The number of shares distributed annually shall be determined by amortizing the cash value of the Participant's Deferred Account over the Payout Period. Interest shall be credited annually on the declining balance at the Plan Interest Rate. The number of shares distributed annually to the Participant shall be recalculated on the Participant's Anniversary Date to reflect changes in the Plan Interest Rate, the decrease in the number of annual payments left to be made, and other changes to the Participant's Deferred Account balance. The amortization schedule shall be updated annually to reflect the average 10-year Treasury Note interest rate for the fifth trading-day prior to the end of the quarter in which Valuation Date (or Anniversary Date for all subsequent payments) in which the distribution is to be made.

         10.7 TERMINATION BENEFIT. A Participant who terminates employment prior to completion of his Deferral Period shall receive payment of his Account balance in accordance with the Participant's election on his Deferral Election Agreement; either in annual payments over three years or as a lump sum distribution. If no election is indicated on the Participant's Deferral Election Agreement, the Participant's termination benefit shall be paid to him in annual payments over three years beginning no later than 120 days after termination of employment. If the Participant's account is to be paid in annual installments, the account shall be valued in accordance with Section 10.3(b), using the termination date as the Valuation Date, and the timing and form of payments shall be determined in accordance with Sections 10.5 and 10.6.

         10.8 CHANGE IN PAYMENT OPTION. A Participant's election regarding the distribution of his account on his Deferral Election Agreement shall be effective for all distributions from the Participant's account on the January 1 immediately following execution of his Deferral Election Form and shall remain in effect until a different election is indicated by the Participant on a subsequent Deferral Election Form. The payment options selected by the Participant on his Deferral Election Agreement may be changed at any time by the Participant submitting a new payment selection to the Committee or Board, but a change shall be effective only if it is received by the Committee or Board at least 12 months before payments under the Plan commence.

         10.9 HARDSHIP WITHDRAWAL BENEFITS. At any time prior to a distribution in accordance with Section 10.6, a Participant may request that the Committee or Board make a distribution to him of all or part of his Deferred Account within 120 days. Such distribution shall be made only if the Committee or Board determines that the Participant is suffering from a financial hardship that cannot be satisfied from his normal sources of income, and the distribution shall be limited to the amount required to meet the financial hardship. In making these determinations, the Committee or Board shall utilize the regulations proposed or adopted by the U.S. Department of Treasury pursuant to
Section 401(k) of the Code and the rules under the Savings Plan. A financial hardship shall first be satisfied


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from (i) a loan under the provisions of the Savings Plan, (ii) the MCN Executive
Deferred Compensation Plan, and (iii) the Supplemental Savings Plan, before a hardship distribution may be made from the Plan.

         10.10 INTERACTION WITH THE MCN ENERGY GROUP MANDATORY DEFERRED COMPENSATION PLAN. The portion of any Award required to be deferred under The MCN Energy Group Mandatory Deferred Compensation Plan will be deemed to be deferred in accordance with Section 10.1 of the Plan.


                                   ARTICLE 11
                               FUNDING OF BENEFITS

         11.1 UNFUNDED PLAN. The Plan shall be unfunded. All benefits payable under the Plan shall be paid from the Corporation's general assets. The Corporation shall not be required to set aside or hold in trust any funds for the benefit of a Participant or Beneficiary, who shall have the status of a general unsecured creditor with respect to the Corporation's obligation to make benefit payments pursuant to the Plan. Any assets of the Corporation available to pay Plan benefits shall be subject to the claims of the Corporation's general creditors and may be used by the Corporation in its sole discretion for any purpose. No employee shall have voting or other rights with respect to such shares of Common Stock prior to the delivery of such shares. The Corporation shall not, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property under the Plan, and any liabilities of the Corporation to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee, or beneficiary under the Plan shall be limited to those of a general creditor of the Corporation. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Corporation and each other Participating Corporation under the Plan provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

         11.2 NON-ERISA PLAN. The Plan is intended to provide benefits for "a select group of management or highly compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore to be exempt from Sections 2, 3 and 4 of Title 1 of ERISA. Accordingly, the Plan shall terminate and, existing account balances and other benefits in pay status shall be paid in a single, actuarially equivalent lump-sum and no further benefits, vested or non-vested, shall be paid hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA which is not so exempt.




                                   ARTICLE 12
                                TAX WITHHOLDINGS

         12.1 TAX WITHHOLDING. The Corporation shall not make the delivery of any shares of Common Stock until the Participant has made satisfactory arrangements for the payment of any applicable withholding taxes. The tax-withholding obligation may be satisfied by any of the following means, a combination of such means, or any other means established by the Committee or
Board:
              (a)  tendering cash payment;

              (b) authorizing the Corporation to (i) withhold 50% of the Common Stock to be issued and (ii) facilitate the sale of such stock; or

              (c) delivery to the Corporation by the Participant of owned and unencumbered shares of Common Stock having an aggregate fair market value on the date the withholding tax arises less than or equal to the amount of the withholding tax obligation.

The Participant must satisfy the tax-withholding obligation no later than 30 days from the date the Award vests. The Committee or Board may establish procedures it deems appropriate to assist a Participant in making such payment.


                                   ARTICLE 13
                   SELECTION OF AND PAYMENTS TO A BENEFICIARY

         13.1 BENEFICIARY DESIGNATION. A Participant shall designate a beneficiary on his Beneficiary Designation Form, as provided in Attachment V. The designation of a beneficiary other than the Participant's spouse must be consented to in writing by the spouse. If a Participant has not designated a beneficiary, or if a designated beneficiary is not living or in existence at the time of a Participant's death, any death benefits payable under the Plan shall be paid to the Participant's spouse, if then living, and if the Participant's spouse is not then living, to the Participant's estate.

         13.2 CHANGE IN BENEFICIARY DESIGNATION. A Participant may change the designated beneficiary, subject to the restriction in Section 13.1, from time to time by filing a new written designation with the Committee or Board. Such designation shall be effective upon receipt by the Committee or Board.

         13.3 PRE-RETIREMENT SURVIVOR BENEFIT. If a Participant dies prior to completion of the Deferral Period, his Beneficiary shall be entitled to receive a distribution of the Participant's Deferred Account. The distribution to a beneficiary shall be paid in Common Stock equal to the number of shares of Common Stock deemed to be held in the Participant's Deferred Account and valued at the closing price of MCN Common Stock on the New York Stock Exchange composite tape on the day of the Participant's death. The distribution shall be paid in accordance with the Participant's selection on his Deferral Form; either in annual installments over a three-year period, or as a lump sum distribution. If the Participant's account is to be paid in annual installments, the account shall be valued in accordance with Section 10.3(b), using the Participant's date of death as the Valuation Date, and the timing and form of payments shall be determined in accordance with Sections 10.5 and 10.6. Payments to the beneficiary shall begin as soon as practicable, but in no event later than one year following the Participant's death.

         13.4 POST-RETIREMENT SURVIVOR BENEFIT. If a Participant dies subsequent to the start of his distribution payments under Section 10.5, his beneficiary shall be entitled to continue to receive the distribution of the Participant's Deferred Account for the remainder of the period over which benefits were being paid to the deceased Participant.



                                   ARTICLE 14
                            AMENDMENT AND TERMINATION

         14.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Committee or Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Securities Exchange Act of 1934, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Corporation entitled to vote thereon.

         14.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

         14.3 RIGHT TO SUSPEND. If the Board determines that payments under Sections 7.1, 9.3, 9.4 or 10.5 of the Plan would have a materially adverse affect on the Company's ability to carry on its business, the Board may suspend any or all such payments temporarily for such time as in it sole discretion it deems advisable, but in no event for a period in excess of one year. The Company shall pay such suspended payments in a lump sum distribution of (i) Common Stock for payments under Sections 9.3, 9.4 and 10.6, and (ii) cash for payments under
Section 7.1, immediately upon the expiration of the period of suspension.

         14.4 RIGHT TO ACCELERATE. The Board in its sole discretion may accelerate all vested benefits upon termination of the Plan, and pay such benefits in a single, actuarially equivalent lump-sum distribution of Common Stock.


                                   ARTICLE 15
                                  MISCELLANEOUS

         15.1 NO RIGHT OF CONTINUED EMPLOYMENT. Neither the establishment of the Plan, the granting of an Award, or the payment of any benefits hereunder or any action of the Corporation or of the Board or of the Committee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Corporation or its direct or indirect subsidiaries, each of which expressly reserves the right to discharge any employee whenever the interest of any such Corporation in its sole discretion may so require without liability to such Corporation, the Board or the Committee except as to any rights which may be expressly conferred upon such employee under the Plan.

         15.2 DELIVERY OF SHARES. No shares shall be delivered pursuant to the payment of any Award unless the requirements of such laws and regulations, as may be deemed by the Committee or Board to be applicable thereto, are satisfied.

         15.3 TRANSFER AND LEAVE OF ABSENCE. A transfer of a Key Employee from a Participating Corporation to an Affiliated Company and a leave of absence duly authorized in writing by the Participating Corporation, for military service or sickness, or for any other purpose approved by the Participating Corporation, shall not be deemed a termination of employment.

         15.4 MICHIGAN LAW TO GOVERN. All questions pertaining to the construction, regulation, validity, and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Michigan.

         15.5 FORFEITURES. Notwithstanding any other provisions of this Plan, if the Committee or Board finds by a majority vote, after full consideration of the facts, that a Participant, before or after termination of his employment with the Corporation or an Affiliated Company for any reason:

              (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Corporation or its subsidiaries, which conduct damaged the Corporation or its subsidiaries, or disclosed trade secrets of the Corporation or its subsidiaries;

              (b) participated, engaged in, or had a financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor in the United States which has a significant competitive impact on the business of the Corporation or its subsidiaries without the written consent of the Corporation or its subsidiaries; or

              (c) has taken any other action that has a significant adverse impact in the Corporation or its subsidiaries,

the Participant shall forfeit all outstanding Awards, which are not vested. This forfeiture requirement shall not apply to Awards that have been deferred under
Article 10. Clause (b) shall not be deemed to have been violated solely by reason of the Participant's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the Corporation.

              The decision of the Committee or Board as to the cause of the Participant's discharge, the damage done to the Corporation or its subsidiaries, and the extent of the

Participant's competitive activity shall be final. No decision of the Committee or Board, however, shall affect the finality of the discharge of the Participant by the Corporation or its subsidiaries in any manner.

         15.6 GENDER, NUMBER AND HEADING. Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. Whenever any words used herein are in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of sections and subsections as used herein are inserted solely for convenience and reference and constitute no part of the Plan.


                                   ARTICLE 16
                                CHANGE IN CONTROL

         16.1 CHANGE IN CONTROL. In the case of a Change in Control (as defined in the MCN Energy Group Inc. Stock Incentive Plan), each Performance Share shall immediately be fully vested and any restrictions on the transfer of previously issued stock shall lapse. For this purpose, the number of Performance Shares which shall vest shall in no event be less than one hundred percent (100%) of the initial grant; provided, however, that for each outstanding award year, if the Corporation is ranked in the first or second quartile of the peer group during the second half of the performance cycle at the time of the Change in Control, the number of Performance Shares which shall vest shall be two hundred percent (200%) or one hundred fifty percent (150%), respectively, of the initial grant. Such Award and all performance shares previously deferred shall be paid within thirty (30) days of such Change in Control, either in shares of Common Stock or if the Corporation no longer has common stock outstanding, the same consideration received by the Corporation's shareholders upon the consummation of the Change in Control transaction.

         16.2 TRANSFER TO RABBI TRUST. The Corporation has established a trust pursuant to a Trust Agreement dated January 3, 1991 (the "Rabbi Trust"). The terms of the Rabbi Trust provide that, in the event of a Change of Control and thereafter, assets are to be transferred to such Rabbi Trust to provide benefits under the Plan. The Corporation shall make all transfers of funds required by the Rabbi Trust in a timely manner and shall otherwise abide by the terms of the Rabbi Trust. The transfer of funds required by this section shall be made in shares of Common Stock.

         16.3 JOINT AND SEVERAL LIABILITY. Upon and at all times after a Change in Control, the liability under the Plan of the Corporation and each Affiliated Company that has adopted the Plan shall be joint and several so that the Corporation and each such Affiliated Company shall each be liable for all obligations under the Plan to each employee covered by the Plan, regardless of the corporation by which such employee is employed.

              IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this Plan as of this 1st day of October, 1997, pursuant to the resolution adopted by the Board of Directors of the Corporation.



                                        MCN ENERGY GROUP INC.

                                        BY:
                                           --------------------------

                                        Alfred R. Glancy III
                                        Chairman and Chief Executive Officer


                                        Dated as of                 , 1998
                                                    ----------------

      Effective October 1, 1997

                                                                    ATTACHMENT I



                             MCN ENERGY GROUP, INC.

                              COMPARISON COMPANIES

Due to MCN's continued transition from a utility holding company to a diversified energy holding company, a change in the companies making up the peer group for measuring Performance Share values and payouts was made beginning with the 1996 plan year.


           PEER GROUP A                                             PEER GROUP B
           ------------                                             ------------
 1.   Atlanta Gas Light Company                          1.   CMS Energy Corporation
 2.   CMS Energy Corporation                             2.   Coastal Corporation
 3.   Columbia Gas System, Inc.                          3.   Columbia Gas System, Inc.
 4.   Consolidated Natural Gas Company                   4.   Consolidated Natural Gas Company
 5.   DTE Energy Company (Detroit Edison)                5.   Enron Corporation
 6.   Equitable Resources, Inc.                          6.   Equitable Resources, Inc.
 7.   Laclede Gas Company                                7.   K N Energy, Inc.
 8.   Marketspan Corporation (Brooklyn Union)            8.   Marketspan Corporation (Brooklyn Union)
 9.   MCN Energy Group Inc.                              9.   MCN Energy Group Inc.
10.   National Fuel Gas Company                         10.   National Fuel Gas Company
11.   NICOR Inc.                                        11.   ONEOK Inc.
12.   ONEOK Inc.                                        12.   Questar Corporation
13.   Peoples Energy Corporation                        13.   Sonat Inc.
14.   Southwest Gas Corporation                         14.   Southwest Energy Company
15.   Washington Gas Light Company                      15.   The Williams Companies
16.   WICOR, Inc.                                       16.   WICOR, Inc.




                 APPLICATION OF PEER GROUP TO PERFORMANCE CYCLES

    INITIAL GRANTS                                     FINAL AWARDS
    --------------                                     ------------
Period          Year    Peer Group            Period          Year    Peer Group
------          ----    ----------            ------          ----    ----------
1992 - 1994     1995        A                 1995 - 1997     1998        A
1993 - 1995     1996       A/B                1996 - 1998     1999        B
1994 - 1996     1997        B                 1997 - 1999     2000        B

                                                                   ATTACHMENT II


         TABLE I - INITIAL INDIVIDUAL AWARD - 1997

=======================================================================================================
                                  MCN              MICHCON             MCNIC*            CITIZEN'S
TIER   DESCRIPTION              TARGET %           TARGET %           TARGET %            TARGET %
                               BASE SALARY       BASE SALARY         BASE SALARY        BASE SALARY

=======================================================================================================
I      Chairman & CEO              85%               N/A                 N/A                N/A
-------------------------------------------------------------------------------------------------------
II     Vice Chairman/Pres       50 - 70%           45 - 60%           50 - 70%              N/A
-------------------------------------------------------------------------------------------------------
III    VP/Officer/Exec.         25 - 35%           25 - 35%           25 - 40%           25 - 35%
       Dir.
-------------------------------------------------------------------------------------------------------
IV     Director                 15 - 25%           15 - 25%           15 - 30%           15 - 30%
-------------------------------------------------------------------------------------------------------
V      Sr. Staff/Mgmt.           5 - 15%           5 - 15%             5 - 15%            5 - 15%
-------------------------------------------------------------------------------------------------------
VI     Discretionary            Up to 20%         Up to 20%           Up to 20%          Up to 20%
&                              Population         Population         Population         Population
VII
                               Max. 5% of         Max. 5% of          Max. 5% of         Max. 5% of
                                 Salary             Salary              Salary             Salary
=======================================================================================================


*   Includes Mobile Bay Gathering Company and Reed Holdings.


         TABLE II - INITIAL GRANT - 1997

===================================================================================================
                                          INITIAL GRANT
===================================================================================================
                                                                    % OF INITIAL
                  PEER RANKING                                   INDIVIDUAL AWARDS
===================================================================================================
                  1st Quartile                                       125 - 200%
                  2nd Quartile                                        75 - 150%
                  3rd Quartile                                        25 - 100%
                  4th Quartile                                         0 - 50%
===================================================================================================




         TABLE III - FINAL AWARD - 1997

===================================================================================================
                                           FINAL AWARD
===================================================================================================
                                                                        % OF
                  PEER RANKING                                     INITIAL GRANT
===================================================================================================
                  1st Quartile                                       125 - 200%
                  2nd Quartile                                        75 - 150%
                  3rd Quartile                                        25 - 100%
                  4th Quartile                                         0 - 50%
===================================================================================================

                                                                   ATTACHMENT II



    TABLE I - INITIAL INDIVIDUAL AWARD - 1998

=======================================================================================================
                             MCN              MICHCON             MCNIC*            CITIZEN'S
TIER   DESCRIPTION          TARGET %          TARGET %           TARGET %            TARGET %
                          BASE SALARY       BASE SALARY         BASE SALARY        BASE SALARY

=======================================================================================================
 I     Chairman & CEO             160%               N/A                 N/A                N/A
-------------------------------------------------------------------------------------------------------
 II    Vice Chairman/Pres      100 - 120%          70 - 95%          110 - 130%             N/A
-------------------------------------------------------------------------------------------------------
 III   VP/Officer/Exec.         45 - 55%           35 - 45%           55 - 65%           30 - 40%
       Dir.
-------------------------------------------------------------------------------------------------------
 IV    Director                 25 - 35%           25 - 35%           30 - 40%           20 - 30%
-------------------------------------------------------------------------------------------------------
 V     Sr. Staff/Mgmt.          15 - 25%           15 - 25%           15 - 25%           10 - 20%
-------------------------------------------------------------------------------------------------------
 VI    Discretionary            Up to 20%         Up to 20%           Up to 20%          Up to 20%
 &                             Population         Population         Population         Population
 VII
                               Max. 5% of         Max. 5% of         Max. 5% of         Max. 5% of
                                 Salary             Salary             Salary             Salary
=======================================================================================================

*   Includes Mobile Bay Gathering Company and Reed Holdings.



         TABLE II - INITIAL GRANT - 1998

===================================================================================================
                                          INITIAL GRANT
===================================================================================================
                                                                    % OF INITIAL
                  PEER RANKING                                   INDIVIDUAL AWARDS
===================================================================================================
                  1st Quartile                                       125 - 200%
                  2nd Quartile                                        75 - 150%
                  3rd Quartile                                        25 - 100%
                  4th Quartile                                         0 - 50%
===================================================================================================



         TABLE III - FINAL AWARD - 1998

===================================================================================================
                                           FINAL AWARD
===================================================================================================
                                                                        % OF
                  PEER RANKING                                     INITIAL GRANT
===================================================================================================
                  1st Quartile                                       125 - 200%
                  2nd Quartile                                        75 - 150%
                  3rd Quartile                                        25 - 100%
                  4th Quartile                                         0 - 50%
===================================================================================================

                                                                  ATTACHMENT III






                              MCN ENERGY GROUP INC.
                               LONG-TERM INCENTIVE
                             PERFORMANCE SHARE PLAN

                        COMMON STOCK OWNERSHIP GUIDELINES



           -------------------------------------------------------
           TIER                             GUIDELINE
           -------------------------------------------------------
           I                                8 times salary
           -------------------------------------------------------
           II                               5 times salary
           -------------------------------------------------------
           III                              3 times salary
           -------------------------------------------------------
           IV and V                         1 times salary
           -------------------------------------------------------
           VI and VII                       None
           -------------------------------------------------------



For purposes of meeting these guidelines, the following shares of Common Stock are included:


-   Actual shares owned outright

-   Shares held in the MCN Energy Group Savings and Stock Ownership Plan

-   Share equivalents in deferral plans

-   Unvested Performance Shares


For purposes of determining when shares received from the Plan may be sold, unvested Performance Shares are excluded.

                                                                   ATTACHMENT IV

                 MCN ENERGY GROUP INC. LONG-TERM INCENTIVE PLAN
                            PERFORMANCE SHARE PROGRAM
                             DEFERRAL ELECTION FORM

================================================================================

This Benefit Agreement is entered into between                     (the
"Company") and                   , (the "Employee"), pursuant to the MCN Energy
Group Inc. Long-Term Incentive Plan (the "Plan"), with an Effective Date
of                             .

================================================================================
ELECTION TO PARTICIPATE

By the execution of this Benefit Agreement, the Employee hereby elects to participate in the Plan, and understands and agrees to the following:

I. Deferrals must be stated as a percentage of the Final Award to be received, with a minimum deferral of 50% of the Final Award.

II. Up to 100% of the Final Award is eligible for deferral, less applicable FICA tax on the Final Award.

III. The Deferral Period remains in effect until termination of employment.

IV. The most recent Deferral Period and Distribution election shall be effective for all amounts payable to the Employee under the Plan.

V. All Deferral elections are irrevocable and can be modified only in accordance with the Plan.

     I ELECT TO DEFER    % OF THE MCN ENERGY GROUP INC. COMMON STOCK I WILL
     RECEIVE AS A FINAL AWARD OF THE PERFORMANCE SHARES INITIALLY GRANTED TO ME
     ON                          . I UNDERSTAND THAT MY DEFERRAL PERIOD FOR ALL
     SHARE EQUIVALENTS HELD FOR ME UNDER THE PLAN SHALL REMAIN IN EFFECT UNTIL MY TERMINATION OF EMPLOYMENT WITH THE COMPANY.

================================================================================
DIVIDEND EQUIVALENT PAYMENT ELECTION

I elect to have the dividend equivalents (equal to 50% of the MCN Energy Group Inc. common stock dividend rate) from my deferral account shares:

     [ ]   Paid to me in cash; or
     [ ]   Reinvested in my deferral account.


================================================================================
DISTRIBUTION ELECTIONS (PLEASE MAKE ONE (1) ELECTION PER BENEFIT CATEGORY)

A.   Pre-Retirement Survivor Benefits:
     [ ]   Single Lump Sum Payment; OR
     [ ]   Annual Installments Over a Three (3) Year Period

B.   Normal Retirement Benefits:
     [ ]   Single Lump Sum Payment; OR
     [ ]   Annual Installments Over a      Year Period (not to exceed 15 years)

C.   Termination Prior To Retirement:
     [ ]   Single Lump Sum Payment; OR
     [ ]   Annual Installments Over a Three (3) Year Period

NOTE: A Post-Retirement Survivor Benefit will continue payments which have commenced under any of the Installment Payout Options until the full payment period is satisfied.
================================================================================
ACCEPTANCE OF PLAN TERMS AND BENEFITS

The Employee hereby agrees to all of the terms and conditions of the Plan as set forth in the Plan document. Participation in the Plan indicates the Employee's acceptance on his/her own behalf and on the behalf of his/her designated Beneficiary of the terms of entitlement to all Plan benefits whether payable to the Employee or his/her survivor. The Employee further understands that no assets of the Company are to be segregated to pay benefits under the Plan. No officer, employee, or representative of the Company is authorized to vary such terms and conditions verbally or in writing. The Plan may be modified only by an amendment to the Plan adopted by the Committee or the Board of Directors. The employee understands that a distribution election other than a lump sum will result in a distribution of a set dollar amount, plus interest, and not a set number of shares of Common Stock.


----------            ---------------------           --------------------------
Date                  Print Employee's Name           Employee's Signature

                                                                    ATTACHMENT V
================================================================================
                              MCN ENERGY GROUP INC.
                   LONG-TERM INCENTIVE PERFORMANCE SHARE PLAN
                          BENEFICIARY DESIGNATION FORM
================================================================================


---------------------------         -----------------------    -----------------
Employee Name (Please Print)        Social Security Number     Employee I.D.#


     DESIGNATION OF BENEFICIARY

     The Plan provides certain death benefits to the Employee's designated Beneficiary. You may change your beneficiary designation at any time by executing a new Beneficiary Designation Form. Beneficiary Designation Forms are available through the Plan Committee.

     I hereby designate the following Beneficiary, in the event of my death, for any and all survivor benefits payable under the MCN Energy Group Inc. Long-Term Incentive Performance Share Plan:

     Primary Beneficiary:
                         -------------------------------------------------------

     Relationship to Employee:                        Address:
                              --------------------        ----------------------

                                                          ----------------------

     Contingent Beneficiary:
                            ----------------------------------------------------

     Relationship to Employee:                       Address:
                              --------------------        ----------------------

                                                          ----------------------

In the event none of the above-named beneficiaries survive me, any unpaid amounts shall be paid to my lawful successor in interest. I reserve the right to change this beneficiary designation at any time by filing with the Committee or its designee a new Beneficiary Designation Form. I understand that my most recent election as to the beneficiary designation will apply to all award amounts payable to me at any time.

----------                             --------------------------
Date                                   Employee's Signature



================================================================================
     SPOUSAL CONSENT (REQUIRED FOR ALL NON-SPOUSAL PRIMARY BENEFICIARY DESIGNATIONS)

     I hereby consent to the above election of Beneficiary by my spouse for survivor benefits payable under the MCN Energy Group Inc. Long-Term Incentive Performance Share Plan. Further, I hereby acknowledge that I understand (1) that the effect of my consent may be to forfeit benefits I would be entitled to receive upon my spouse's death; (2) that my spouse's designation is not valid unless I consent to it; and (3) that my consent is irrevocable unless my spouse revokes the designation above.

     ----------      ------------------------         --------------------------
     Date            Print Spouse's Name              Spouse's Signature

================================================================================

                              MCN ENERGY GROUP INC.
                               LONG-TERM INCENTIVE
                             PERFORMANCE SHARE PLAN

                              Historical Background


      2/25/93 Plan adopted.

      5/23/96 Plan amended and restated.

      10/1/97 Plan amended and restated